Jurisdiction of
Subsidiary                                                       Incorporation
----------                                                       -------------

BG/RDI ACQUISITION CORP.                                          Delaware
BLUEGREEN ASSET MANAGEMENT CORPORATION                            Delaware
BLUEGREEN CAROLINA LAND, INC.                                     Delaware
BLUEGREEN CORPORATION                                             Massachusetts
BLUEGREEN CORPORATION GREAT LAKES (WI)                            Wisconsin
BLUEGREEN CORPORATION OF CANADA                                   Delaware
BLUEGREEN CORPORATION OF MONTANA                                  Montana
BLUEGREEN CORPORATION OF TENNESSEE                                Delaware
BLUEGREEN CORPORATION OF THE ROCKIES                              Delaware
BLUEGREEN GOLF CLUBS, INC.                                        Delaware
BLUEGREEN HOLDING CORPORATION (TEXAS)                             Delaware
BLUEGREEN LAND AND REALTY, INC.                                   Colorado
BLUEGREEN PROPERTIES N.V.                                         Aruba
BLUEGREEN PROPERTIES OF VIRGINIA, INC.                            Delaware
BLUEGREEN RECEIVABLES FINANCE CORPORATION I                       Delaware
BLUEGREEN RECEIVABLES FINANCE CORPORATION II                      Delaware
BLUEGREEN RECEIVABLES FINANCE CORPORATION III                     Delaware
BLUEGREEN RESORTS HOLDING CORP. (TENN)                            Delaware
BLUEGREEN RESORTS INTERNATIONAL, INC.                             Delaware
BLUEGREEN RESORTS MANAGEMENT, INC.                                Delaware
BLUEGREEN RESORTS, L.P.                                           Delaware
BLUEGREEN SOUTHWEST LAND, INC.                                    Delaware
BLUEGREEN SOUTHWEST ONE, L.P.                                     Delaware
BLUEGREEN WEST CORPORATION                                        Delaware
BRFC III DEED CORPORATION                                         Delaware
BXG REALTY TENN, INC.                                             Tennessee
CAROLINA NATIONAL GOLF CLUB, INC.                                 North Carolina
LEISURE CAPITAL CORP.                                             Vermont
NEW ENGLAND ADVERTISING CORP.                                     Vermont
PATTEN RECEIVABLES FINANCE CORPORATION IX                         Delaware
PATTEN RECEIVABLES FINANCE CORPORATION VI                         Delaware
PATTEN RECEIVABLES FINANCE CORPORATION X                          Delaware
PROPERTIES OF THE SOUTHWEST ONE, INC.                             Delaware
SOUTH FLORIDA AVIATION, INC.                                      Florida
WINDING RIVER REALTY, INC.                                        North Carolina
BLUEGREEN VACATIONS UNLIMITED, INC. f/k/a RDI RESOURCES, INC.     Florida
BLUE RIDGE PUBLIC SERVICE COMPANY                                 Virginia
BXG REALTY OF FLORIDA, INC. f/k/a RDI REALTY, INC.                Florida
DELLONA ENTERPRISES, INC.                                         Wisconsin
RESORT TITLE AGENCY, INC.                                         Florida